Baxter International Inc. One Baxter Parkway Deerfield, IL 60015
FOR IMMEDIATE RELEASE
Media Contact:
Deborah Spak, (847) 948-2349
Investor Contacts:
Mary Kay Ladone, (847) 948-3371
Clare Trachtman, (847) 948-3085
BAXTER REPORTS SECOND QUARTER FINANCIAL RESULTS
IN LINE WITH GUIDANCE
Company Confirms Full-Year Outlook
     DEERFIELD, Ill., July 22, 2010 — Baxter International Inc. (NYSE:BAX) today announced its financial results for the second quarter of 2010, reporting earnings in line with the company’s previously issued guidance of $0.90 to $0.93 per diluted share.
     Baxter reported net income of $535 million, which declined 9 percent from $587 million reported in the second quarter of 2009. Earnings per diluted share of $0.90 declined 6 percent from $0.96 per diluted share reported in the prior-year period. These results included an after-tax charge of $22 million (or $0.03 per diluted share) for the write-down of certain accounts receivable in anticipation of a settlement with the government of Greece. On an adjusted basis, excluding the special charge, the company reported second quarter net income of $557 million or $0.93 per diluted share.
     Worldwide sales in the second quarter totaled $3.2 billion and increased 2 percent over the same period last year. Excluding the impact of foreign currency, worldwide sales were comparable to the prior year. Sales within the United States increased 2 percent to $1.4 billion and international sales grew
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2 percent to $1.8 billion. Excluding the impact of foreign currency, international sales declined 2 percent.
     By business, BioScience revenues totaled $1.4 billion and declined 4 percent from the same period last year (or declined 5 percent excluding the impact of foreign currency), primarily due to the increase in Medicaid rebates required by manufacturers of drugs and biologics under recently enacted U.S. healthcare reform legislation, as well as lower revenues derived from antibody therapies, vaccines, and international hemophilia tenders. Partially offsetting this decline was continued growth of ADVATE [Antihemophilic Factor (Recombinant), Plasma/Albumin-Free Method] for the treatment of hemophilia and ARALAST NP [Alpha 1-Proteinase Inhibitor (Human)] for the treatment of hereditary emphysema, as well as strong sales of biosurgery products.
     Medication Delivery sales increased 9 percent (or 6 percent excluding the impact of foreign currency) to $1.2 billion, driven by growth of parenteral nutrition and intravenous therapies, anesthesia products, and sales of the Sigma SPECTRUM infusion pump and certain injectable drugs. Renal sales of $585 million increased 6 percent (or 1 percent excluding the impact of foreign currency), as the company continued to post solid gains in peritoneal dialysis patients, particularly in the United States, Latin America and Asia, and benefited from the recently acquired continuous renal replacement therapy business.
Six-Month Results
     For the first six months of 2010, Baxter reported net income of $472 million or $0.78 per diluted share, compared to net income of $1.1 billion or $1.79 per
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diluted share from the same period last year. On an adjusted basis, excluding special charges of $649 million, Baxter’s net income for the six-month period increased 2 percent to $1.1 billion, and earnings per diluted share increased 4 percent to $1.86 per share.
     Baxter’s worldwide sales totaled $6.1 billion for the first half of 2010, including the prior-quarter revenue adjustment of $213 million associated with the COLLEAGUE infusion pump recall. On an adjusted basis, Baxter’s worldwide sales totaled $6.3 billion, an increase of 7 percent over the prior year (or a 2 percent increase excluding the impact of foreign currency).
     Baxter generated strong cash flow in the first six months of 2010, with cash flows from operations totaling $1.1 billion, after a $300 million contribution to the company’s U.S. pension fund in the first quarter. In addition, the company repurchased 23 million shares of common stock for approximately $1.1 billion, and paid dividends totaling $348 million, which represents a 12 percent per share increase versus the prior year period.
     “Despite a number of challenges, we were pleased to deliver financial results in line with our guidance,” said Robert L. Parkinson, Jr., chairman and chief executive officer. “We remain committed to accelerating earnings growth in the future by leveraging our diversified healthcare model, broad geographic reach, and strong new product pipeline.”
Recent Highlights
     Baxter continues to expand its pipeline through investments in research and development as evidenced by a number of recent achievements:
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•	Extending leadership in hemophilia with the initiation of a global Phase I/II clinical trial studying the safety and tolerability of BAX 817, an on-demand recombinant Factor VIIa therapy for patients with hemophilia A or B with an inhibitor.

•	Initiation of a Phase I clinical trial for recombinant Factor IX, a treatment for patients with hemophilia B.

•	Acceptance by the U.S. Food and Drug Administration (FDA) of Baxter’s Biologics License Application (BLA) for its 10% liquid immunoglobulin therapy for subcutaneous administration in patients with primary immune deficiency. The BLA is supported by clinical trial data which demonstrated efficacy, tolerability and safety of the subcutaneous formulation that were comparable to intravenous therapy.

•	Approval in Europe and Canada for the first and only 30-gram dose vial for GAMMAGARD LIQUID (marketed as KIOVIG in Europe). This new dosage form is the most frequently prescribed dose and will enhance user convenience.
     In addition, the company recently announced final details from the FDA order to recall COLLEAGUE infusion pumps in the U.S. market. Baxter will offer replacement Sigma SPECTRUM infusion pumps or refunds to owners of COLLEAGUE pumps and will execute the recall over the next two years to minimize disruption to patient care.
Third Quarter and Full-Year 2010 Outlook
     Baxter also provided financial guidance for the third quarter and confirmed its outlook for the full-year 2010. For the third quarter of 2010, the company expects sales growth of 1 to 3 percent, excluding the impact of foreign currency, and earnings of $0.96 to $0.99 per diluted share, before any special items.
     For full-year 2010, Baxter’s outlook includes sales growth of 1 to 3 percent, excluding the impact of foreign exchange and the first quarter COLLEAGUE
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BAXTER REPORTS SECOND QUARTER FINANCIAL RESULTS — Page 5
adjustment, and earnings of $3.93 to $3.98 per diluted share, before any special items. In addition, the company reiterated its projection to generate cash flow from operations of approximately $2.7 billion.
     A webcast of Baxter’s second quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 22, 2010. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.
     Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.
This release includes forward-looking statements concerning the company’s financial results and outlook for 2010. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including with respect to the company’s implementation of the COLLEAGUE recall, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; Sigma’s ability to build production capacity to meet customer demand; future actions of governmental authorities and other third parties as recently adopted U.S. healthcare reform legislation is implemented; additional legislation, regulation and other governmental pressures, which may affect pricing, reimbursement and rebate policies of government agencies and private payers or other elements of the company’s business; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; the availability of acceptable raw
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materials and component supply; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; any impact of the commercial and credit environment on Baxter and its customers; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.
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BAXTER — PAGE 7
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Three Months Ended June 30, 2010 and 2009
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended
	June 30,
	2010		2009	Change
NET SALES	$3,194		$3,123	2%

COST OF SALES	1,556		1,485	5%

GROSS MARGIN	1,638		1,638	0%

% of Net Sales	51.3%		52.4%	(1.1 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	721	A	660	9%
% of Net Sales	22.6%		21.1%	1.5 pts

RESEARCH AND DEVELOPMENT EXPENSES	219		231	(5%	)
% of Net Sales	6.9%		7.4%	(0.5 pts	)

NET INTEREST EXPENSE	25		24	4%

OTHER EXPENSE (INCOME), NET	3		(1)	N/M

PRE-TAX INCOME	670		724	(7%	)

INCOME TAX EXPENSE	133		135	(1%	)

% of Pre-Tax Income	19.9%		18.6%	1.3 pts

NET INCOME	537		589	(9%	)

LESS: NONCONTROLLING INTERESTS	2		2	0%

NET INCOME ATTRIBUTABLE TO BAXTER	$535		$587	(9%	)

BASIC EPS	$0.90		$0.97	(7%	)

DILUTED EPS	$0.90		$0.96	(6%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	593		607
Diluted	596		612

ADJUSTED PRE-TAX INCOME (excluding specified item)	$698	B	$724

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified item)	$557	B	$587

ADJUSTED DILUTED EPS (excluding specified item)	$0.93	B	$0.96

A	Marketing and administrative expenses in 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

B	Refer to page 8 for a description of the adjustment and a reconciliation to GAAP (generally accepted accounting principles) measures.

BAXTER — PAGE 8
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Three Months Ended June 30, 2010 and 2009
Description of Adjustment and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the three months ended June 30, 2010 included a charge related to the write-down of accounts receivable in Greece, which impacted the GAAP results as follows:

	Three Months Ended June 30,
	2010				2009
		Greece		Excluding
		receivable		specified
	GAAP	charge	A	item	GAAP	B	Change	C
NET SALES	$3,194	$—		$3,194	$3,123		2%

COST OF SALES	1,556	—		1,556	1,485		5%

GROSS MARGIN	1,638	—		1,638	1,638		0%

% of Net Sales	51.3%			51.3%	52.4%		(1.1 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	721	(28)		693	660		5%
% of Net Sales	22.6%			21.7%	21.1%		0.6 pts

RESEARCH AND DEVELOPMENT EXPENSES	219	—		219	231		(5%	)
% of Net Sales	6.9%			6.9%	7.4%		(0.5 pts	)

NET INTEREST EXPENSE	25	—		25	24		4%

OTHER EXPENSE (INCOME), NET	3	—		3	(1)		N/M

PRE-TAX INCOME	670	28		698	724		(4%	)

INCOME TAX EXPENSE	133	6		139	135		3%

% of Pre-Tax Income	19.9%			19.9%	18.6%		1.3 pts

NET INCOME	537	22		559	589		(5%	)

LESS: NONCONTROLLING INTERESTS	2	—		2	2		0%

NET INCOME ATTRIBUTABLE TO BAXTER	$535	$22		$557	$587		(5%	)

BASIC EPS	$0.90	$0.04		$0.94	$0.97		(3%	)

DILUTED EPS	$0.90	$0.03		$0.93	$0.96		(3%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	593			593	607
Diluted	596			596	612

A	Marketing and administrative expenses in 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

B	There were no specified items included in the 2009 GAAP results.

C	Represents the percentage change between the 2010 results excluding specified item and the 2009 GAAP results.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 9
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Six Months Ended June 30, 2010 and 2009
(unaudited)
(in millions, except per share and percentage data)

	Six Months Ended
	June 30,
	2010		2009	Change
NET SALES	$6,121	A	$5,947	3%

COST OF SALES	3,440	A	2,821	22%

GROSS MARGIN	2,681		3,126	(14%	)

% of Net Sales	43.8%		52.6%	(8.8 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	1,404	B	1,271	10%
% of Net Sales	22.9%		21.4%	1.5 pts

RESEARCH AND DEVELOPMENT EXPENSES	446		443	1%
% of Net Sales	7.3%		7.4%	(0.1 pt	)

NET INTEREST EXPENSE	44		50	(12%	)

OTHER EXPENSE, NET	5		1	N/M

PRE-TAX INCOME	782		1,361	(43%	)

INCOME TAX EXPENSE	305	C	254	20%

% of Pre-Tax Income	39.0%		18.7%	20.3 pts

NET INCOME	477		1,107	(57%	)

LESS: NONCONTROLLING INTERESTS	5		4	25%

NET INCOME ATTRIBUTABLE TO BAXTER	$472		$1,103	(57%	)

BASIC EPS	$0.79		$1.81	(56%	)

DILUTED EPS	$0.78		$1.79	(56%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	597		610
Diluted	602		616

ADJUSTED PRE-TAX INCOME (excluding specified items)	$1,398	D	$1,361

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$1,121	D	$1,103

ADJUSTED DILUTED EPS (excluding specified items)	$1.86	D	$1.79

A	A charge was taken in the first quarter of 2010 of $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company intends to undertake outside of the United States, for which there was no net tax benefit recognized. The charge impacted net sales and cost of sales by $213 million and $375 million, respectively.

B	Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

C	Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

D	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Six Months Ended June 30, 2010 and 2009
Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the six months ended June 30, 2010 included a charge related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company intends to undertake outside of the United States, a tax charge related to the write-off of a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program, and a charge related to the write-down of accounts receivable in Greece. These charges impacted the GAAP results as follows:

	Six Months Ended June 30,
	2010								2009
		COLLEAGUE				Greece		Excluding
		infusion pump		Deferred tax		receivable		specified
	GAAP	charge	A	write-off	B	charge	C	items	GAAP	D	Change	E
NET SALES	$6,121	$213		$—		$—		$6,334	$5,947		7%

COST OF SALES	3,440	(375)		—		—		3,065	2,821		9%

GROSS MARGIN	2,681	588		—		—		3,269	3,126		5%

% of Net Sales	43.8%							51.6%	52.6%		(1.0 pt	)

MARKETING AND ADMINISTRATIVE EXPENSES	1,404	—		—		(28)		1,376	1,271		8%
% of Net Sales	22.9%							21.7%	21.4%		0.3 pts

RESEARCH AND DEVELOPMENT EXPENSES	446	—		—		—		446	443		1%
% of Net Sales	7.3%							7.0%	7.4%		(0.4 pts	)

NET INTEREST EXPENSE	44	—		—		—		44	50		(12%	)

OTHER EXPENSE, NET	5	—		—		—		5	1		N/M

PRE-TAX INCOME	782	588		—		28		1,398	1,361		3%

INCOME TAX EXPENSE	305	—		(39)		6		272	254		7%

% of Pre-Tax Income	39.0%							19.5%	18.7%		0.8 pts

NET INCOME	477	588		39		22		1,126	1,107		2%

LESS: NONCONTROLLING INTERESTS	5	—		—		—		5	4		25%

NET INCOME ATTRIBUTABLE TO BAXTER	$472	$588		$39		$22		$1,121	$1,103		2%

BASIC EPS	$0.79	$0.98		$0.07		$0.04		$1.88	$1.81		4%

DILUTED EPS	$0.78	$0.98		$0.07		$0.03		$1.86	$1.79		4%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	597							597	610
Diluted	602							602	616

A	A charge was taken in the first quarter of 2010 of $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company intends to undertake outside of the United States, for which there was no net tax benefit recognized. The charge impacted net sales and cost of sales by $213 million and $375 million, respectively.

B	Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

C	Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

D	There were no specified items included in the 2009 GAAP results.

E	Represents the percentage change between the 2010 results excluding specified items and the 2009 GAAP results.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Cash Flows from Operations and Changes in Net Debt
(unaudited)
($ in millions)

Cash Flows from Operations
(Brackets denote cash outflows)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010		2009

Net income	$537	$589	$477		$1,107
Adjustments
Depreciation and amortization	169	154	335		302
Deferred income taxes	29	76	120	A	135
Stock compensation	33	36	63		74
Realized excess tax benefits from stock issued under employee benefit plans	(3)	(3)	(34)		(81)
COLLEAGUE infusion pump charge	—	—	588		—
Greece receivable charge	28	—	28		—
Other	(4)	5	5		14
Changes in balance sheet items
Accounts and other current receivables	(5)	(103)	(38)		(58)
Inventories	(25)	1	(119)		(85)
Accounts payable and accrued liabilities	(55)	40	(162)		(264)
Restructuring and cost optimization payments	(14)	(7)	(31)		(28)
Other	93	23	(170	) B	(68	) B

Cash flows from operations	$783	$811	$1,062		$1,048

Changes in Net Debt
Increase (decrease)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010		2009

Net debt, beginning of period	$2,080	$2,207	$1,365		$1,625

Cash flows from operations	(783)	(811)	(1,062)		(1,048)
Capital expenditures	237	216	467		387
Dividends	174	158	348		318
Proceeds from stock issued under employee benefit plans	(61)	(62)	(201)		(123)
Purchases of treasury stock	677	300	1,112		866
Acquisitions of and investments in businesses and technologies	20	102	254	C	102
Other, including the effect of exchange rate changes	170	(80)	231		(97)

Increase (decrease) in net debt	434	(177)	1,149		405

Net debt, June 30	$2,514	$2,030	$2,514		$2,030

Key statistics, June 30:
Days sales outstanding	54.3	53.9	54.3		53.9
Inventory turns	2.5	2.3	2.5		2.3

Selected balance sheet information:	June 30, 2010	December 31, 2009
Cash and equivalents	$2,300	$2,786
Accounts and other current receivables	$2,072	$2,302
Inventories	$2,384	$2,557
Accounts payable and accrued liabilities	$3,390	$3,753

A	Deferred income taxes in the first quarter of 2010 included a charge of $39 million to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

B	Other cash flows from operations in the first quarters of 2010 and 2009 included planned contributions of $300 million and $100 million, respectively, to the company’s pension plan in the United States.

C	Acquisitions of and investments in businesses and technologies in 2010 principally related to the first quarter acquisition of ApaTech Limited, an orthobiologic products company based in the United Kingdom.

BAXTER — PAGE 12
BAXTER INTERNATIONAL INC.
Net Sales
Periods Ending June 30, 2010 and 2009
(unaudited)
($ in millions)

	Q2	Q2	% Growth @		% Growth @		YTD	YTD	% Growth @		% Growth @
	2010	2009	Actual Rates		Constant Rates		2010	2009	Actual Rates		Constant Rates

BioScience
United States	$636	$671	(5%	)	(5%	)	$1,246	$1,293	(4%	)	(4%	)
International	722	747	(3%	)	(5%	)	1,474	1,377	7%		1%
Total BioScience	$1,358	$1,418	(4%	)	(5%	)	$2,720	$2,670	2%		(1%	)

Medication Delivery
United States	$612	$546	12%		12%		$1,191	$1,060	12%		12%
International	627	588	7%		0%		1,230	1,109	11%		1%
Total Medication Delivery - Adjusted [1]	$1,239	$1,134	9%		6%		$2,421	$2,169	12%		7%

COLLEAGUE infusion pump charge [1]							(213)

Total Medication Delivery - GAAP [1]	$1,239	$1,134	9%		6%		$2,208	$2,169	2%		(3%	)

Renal
United States	$98	$96	2%		2%		$193	$188	3%		3%
International	487	454	7%		1%		976	877	11%		3%
Total Renal	$585	$550	6%		1%		$1,169	$1,065	10%		3%

Transfusion Therapies [2]
United States	$9	$12	(25%	)	(25%	)	$18	$25	(28%	)	(28%	)
International	3	9	(67%	)	(67%	)	6	18	(67%	)	(67%	)
Total Transfusion Therapies	$12	$21	(43%	)	(43%	)	$24	$43	(44%	)	(44%	)

Baxter International Inc.
United States	$1,355	$1,325	2%		2%		$2,648	$2,566	3%		3%
International	1,839	1,798	2%		(2%	)	3,686	3,381	9%		1%
Total Baxter - Adjusted [1]	$3,194	$3,123	2%		0%		$6,334	$5,947	7%		2%

COLLEAGUE infusion pump charge [1]							(213)

Total Baxter - GAAP [1]	$3,194	$3,123	2%		0%		$6,121	$5,947	3%		(1%	)

[1]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 16 for a reconciliation to GAAP measures.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the Transfusion Therapies (TT) business after the February 2007 divestiture.

BAXTER — PAGE 13
BAXTER INTERNATIONAL INC.
GAAP Key Product Line Sales
Periods Ending June 30, 2010 and 2009
(unaudited)
($ in millions)

	GAAP	GAAP	% Growth @		% Growth @		GAAP	GAAP	% Growth @		% Growth @
	Q2 2010	Q2 2009	Actual Rates		Constant Rates		YTD 2010	YTD 2009	Actual Rates		Constant Rates

BioScience
Recombinants	$525	$515	2%		1%		$1,035	$966	7%		4%
Plasma Proteins	314	353	(11%	)	(12%	)	606	627	(3%	)	(8%	)
Antibody Therapy	310	344	(10%	)	(10%	)	632	681	(7%	)	(8%	)
Regenerative Medicine	133	109	22%		21%		252	208	21%		18%
Other [1]	76	97	(22%	)	(22%	)	195	188	4%		(2%	)

Total BioScience	$1,358	$1,418	(4%	)	(5%	)	$2,720	$2,670	2%		(1%	)

Medication Delivery
IV Therapies	$418	$384	9%		4%		$809	$728	11%		5%
Global Injectables	472	418	13%		10%		923	789	17%		12%
Infusion Systems [2]	216	205	5%		2%		212	404	(48%	)	(52%	)
Anesthesia	130	120	8%		6%		257	229	12%		8%
Other	3	7	(57%	)	(57%	)	7	19	(63%	)	(53%	)

Total Medication Delivery [2]	$1,239	$1,134	9%		6%		$2,208	$2,169	2%		(3%	)

Renal
PD Therapy	$480	$454	6%		0%		$954	$874	9%		2%
HD Therapy	105	96	9%		5%		215	191	13%		5%

Total Renal	$585	$550	6%		1%		$1,169	$1,065	10%		3%

Transfusion Therapies [3]	$12	$21	(43%	)	(43%	)	$24	$43	(44%	)	(44%	)

Total Baxter [2]	$3,194	$3,123	2%		0%		$6,121	$5,947	3%		(1%	)

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 16 for a reconciliation to GAAP measures.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 14
BAXTER INTERNATIONAL INC.
Adjusted Key Product Line Sales
Periods Ending June 30, 2010 and 2009
(unaudited)
($ in millions)

	GAAP	GAAP	% Growth @		% Growth @		Adjusted	GAAP	% Growth @		% Growth @
	Q2 2010	Q2 2009	Actual Rates		Constant Rates		YTD 2010	YTD 2009	Actual Rates		Constant Rates

BioScience
Recombinants	$525	$515	2%		1%		$1,035	$966	7%		4%
Plasma Proteins	314	353	(11%	)	(12%	)	606	627	(3%	)	(8%	)
Antibody Therapy	310	344	(10%	)	(10%	)	632	681	(7%	)	(8%	)
Regenerative Medicine	133	109	22%		21%		252	208	21%		18%
Other [1]	76	97	(22%	)	(22%	)	195	188	4%		(2%	)

Total BioScience	$1,358	$1,418	(4%	)	(5%	)	$2,720	$2,670	2%		(1%	)

Medication Delivery
IV Therapies	$418	$384	9%		4%		$809	$728	11%		5%
Global Injectables	472	418	13%		10%		923	789	17%		12%
Infusion Systems - Adjusted [2]	216	205	5%		2%		425	404	5%		1%
Anesthesia	130	120	8%		6%		257	229	12%		8%
Other	3	7	(57%	)	(57%	)	7	19	(63%	)	(53%	)

Total Medication Delivery - Adjusted [2]	$1,239	$1,134	9%		6%		$2,421	$2,169	12%		7%

Renal
PD Therapy	$480	$454	6%		0%		$954	$874	9%		2%
HD Therapy	105	96	9%		5%		215	191	13%		5%

Total Renal	$585	$550	6%		1%		$1,169	$1,065	10%		3%

Transfusion Therapies [3]	$12	$21	(43%	)	(43%	)	$24	$43	(44%	)	(44%	)

Total Baxter - Adjusted [2]	$3,194	$3,123	2%		0%		$6,334	$5,947	7%		2%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Adjusted net sales in the first quarter of 2010 excluded a charge of $213 million related to the recall of COLLEAGUE infusion pumps from the U.S. market. Refer to page 16 for a reconciliation to GAAP measures.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 15
BAXTER INTERNATIONAL INC.
Key Product Line Sales by U.S. and International
Three-Month Periods Ending June 30, 2010 and 2009
(unaudited)
($ in millions)

	Q2 2010			Q2 2009			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

BioScience
Recombinants	$233	$292	$525	$230	$285	$515	1%		2%		2%
Plasma Proteins	110	204	314	118	235	353	(7%	)	(13%	)	(11%	)
Antibody Therapy	211	99	310	255	89	344	(17%	)	11%		(10%	)
Regenerative Medicine	76	57	133	62	47	109	23%		21%		22%
Other [1]	6	70	76	6	91	97	0%		(23%	)	(22%	)

Total BioScience	$636	$722	$1,358	$671	$747	$1,418	(5%	)	(3%	)	(4%	)

Medication Delivery
IV Therapies	$134	$284	$418	$116	$268	$384	16%		6%		9%
Global Injectables	263	209	472	228	190	418	15%		10%		13%
Infusion Systems	132	84	216	122	83	205	8%		1%		5%
Anesthesia	84	46	130	79	41	120	6%		12%		8%
Other	(1)	4	3	1	6	7	N/M		(33%	)	(57%	)

Total Medication Delivery	$612	$627	$1,239	$546	$588	$1,134	12%		7%		9%

Renal
PD Therapy	$79	$401	$480	$76	$378	$454	4%		6%		6%
HD Therapy	19	86	105	20	76	96	(5%	)	13%		9%

Total Renal	$98	$487	$585	$96	$454	$550	2%		7%		6%

Transfusion Therapies [2]	$9	$3	$12	$12	$9	$21	(25%	)	(67%	)	(43%	)

Total Baxter	$1,355	$1,839	$3,194	$1,325	$1,798	$3,123	2%		2%		2%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 16
BAXTER INTERNATIONAL INC.
Reconciliation of GAAP to Non-GAAP Net Sales Measures
Periods Ending June 30, 2010 and 2009
(unaudited)
($ in millions)
The company’s GAAP net sales results for the six months ended June 30, 2010 included a $213 million charge related to the recall of COLLEAGUE infusion pumps from the U.S. market, which impacted GAAP net sales as follows:

							% Growth @					% Growth @
	2010 YTD			2009 YTD			Actual Rates					Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.		International	Total		U.S.		International	Total

Infusion Systems - GAAP			$212			$404				(48%	)				(52%	)
COLLEAGUE infusion pump charge			213

Infusion Systems - Adjusted			$425			$404				5%					1%

Total Medication Delivery - GAAP	$978	$1,230	$2,208	$1,060	$1,109	$2,169	(8%	)	11%	2%		(8%	)	1%	(3%	)
COLLEAGUE infusion pump charge	213		213

Total Medication Delivery - Adjusted	$1,191	$1,230	$2,421	$1,060	$1,109	$2,169	12%		11%	12%		12%		1%	7%

Total Baxter - GAAP	$2,435	$3,686	$6,121	$2,566	$3,381	$5,947	(5%	)	9%	3%		(5%	)	1%	(1%	)
COLLEAGUE infusion pump charge	213		213

Total Baxter - Adjusted	$2,648	$3,686	$6,334	$2,566	$3,381	$5,947	3%		9%	7%		3%		1%	2%

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.